                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           ----------------------------------------------------------

                                   FORM 8-K/A

           ----------------------------------------------------------




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 1997
                            -------------------------

                           KELLSTROM INDUSTRIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                              0-23764                    13-3753725
(State or other jurisdiction                  (Commission                (IRS Employer
      of incorporation)                       File Number)            Identification No.)


  14000 N.W. 4th Street, Sunrise, Florida                                    33325
-------------------------------------------------                          ----------
 (Address of principal executive offices)                                  (Zip Code)


       Registrant's telephone number, including area code: (954) 845-0427

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

This Form 8-K/A amends the Form 8-K filed with the Commission on September 24, 1997 relating to the acquisition by Kellstrom Industries, Inc. (the "Company") of substantially all of the assets and certain liabilities of Aero Support USA Inc. ("Aero Support"). This Form 8-K/A contains the information referred to in
Item 7 of the Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  a. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Independent Auditors' Report

Balance Sheet as of December 31, 1996

Statement of Earnings and Retained Earnings for the year ended December 31, 1996

Statement of Cash Flows for the year ended December 31, 1996

Notes to Financial Statements

Condensed Balance Sheets as of June 30, 1997 and June 30, 1996

Condensed Statements of Earnings for the six month periods ended June 30, 1997 and June 30, 1996

Condensed Statements of Cash Flows for the six month periods ended June 30, 1997 and June 30, 1996

Notes to Condensed Financial Statements

  b. PRO FORMA FINANCIAL INFORMATION.

Pro Forma Consolidated Condensed Statement of Earnings for the year ended December 31, 1996

Pro Forma Consolidated Condensed Balance Sheet as of June 30, 1997

Pro Forma Consolidated Condensed Statement of Earnings for the six month period ended June 30, 1997

Pro Forma Consolidated Condensed Statements of Earnings for the nine month periods ended September 30, 1997 and September 30, 1996

  c. EXHIBITS.



     2.                                           The Asset Purchase Agreement by and among
                                                  the Company, Kellstrom Subsidiary, Aero
                                                  Support and the Principals.*

     10.1                                         Warrant dated September 10, 1997, issued by the
                                                  Company to Zvi Bar-On.*

     10.2                                         Warrant dated September 10, 1997, issued by the
                                                  Company to Mordechai Markowicz.*

     10.3                                         Warrant dated September 10, 1997, issued by the
                                                  Company to Michael Navon.*

     99.1                                         Press Release issued by the Company dated
                                                  September 10, 1997.*

--------------
(*) Previously filed as part of Form 8-K dated September 10, 1997, filed on September 24, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KELLSTROM INDUSTRIES, INC.

Date:    November 24, 1997                  By: /s/ Michael Wallace
                                               ---------------------------------
                                               Michael Wallace
                                               Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

        No.    Description
        ---    -----------

        2.     The Asset Purchase Agreement by and among the Company, Kellstrom
               Subsidiary, Aero Support and the Principals.*

        10.1   Warrant dated September 10, 1997, issued by the Company to Zvi
               Bar-On.*

        10.2   Warrant dated September 10, 1997, issued by the Company to
               Mordechai Markowicz.*

        10.3   Warrant dated September 10, 1997, issued by the Company to
               Michael Navon.*

        99.1   Press Release issued by the Company dated September 10, 1997.*

--------------
(*) Previously filed as part of Form 8-K dated September 10, 1997, filed on September 24, 1997.

                             AERO SUPPORT USA, INC.

                              Financial Statements

                                December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Aero Support, USA, Inc.:

We have audited the accompanying balance sheet of Aero Support USA, Inc. as of December 31, 1996, and the related statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aero Support USA, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP
November 3, 1997

                             AERO SUPPORT USA, INC.

                                  BALANCE SHEET

                                December 31, 1996

                                Assets

Current assets:

    Cash and cash equivalents                                                     $    251,109
    Accounts  receivable,  net of allowance for doubtful  accounts and
       returns of $150,000                                                           2,988,198
    Inventories                                                                      4,966,337
    Prepaid expenses and other assets                                                  106,772
                                                                                    ----------
            Total current assets                                                     8,312,416
                                                                                    ----------

    Property and equipment, net (note 2)                                               279,943
    Other assets                                                                         9,290
                                                                                   ------------
            Total assets                                                          $  8,601,649
                                                                                     =========

                 Liabilities and Stockholders' Equity

Current liabilities:

    Note payable to bank (note 3)                                                 $  1,800,000
    Current portion of long-term debt (note 3)                                          49,755
    Accounts payable                                                                 3,511,528
    Accrued expenses                                                                   250,057
                                                                                    ----------

            Total current liabilities                                                5,611,340
                                                                                    ----------
Stockholders' equity

    Common stock par value $.01 per share.
       Authorized 1,000 shares, issued and outstanding 200 shares                            2
    Additional paid-in capital                                                          80,000
    Retained earnings                                                                2,910,307
                                                                                     ---------

            Total stockholders' equity                                               2,990,309
                                                                                    ----------
            Total liabilities and stockholders' equity                            $  8,601,649
                                                                                     =========


See accompanying notes to financial statements.

                             AERO SUPPORT USA, INC.

                   STATEMENT OF EARNINGS AND RETAINED EARNINGS

                      For the year ended December 31, 1996

Net sales                                                                        $  17,297,718

Cost of goods sold                                                                  11,797,863
                                                                                   -----------
Gross profit                                                                         5,499,855

Operating expenses:

    Selling                                                                            844,704
    General and administrative                                                       2,995,091
                                                                                   -----------
            Total operating expenses                                                 3,839,795
                                                                                   -----------
Operating profit                                                                     1,660,060
                                                                                   -----------

Other income (expense):

    Interest income                                                                        956
    Interest expense                                                                  (182,918)
                                                                                   -----------
            Total other expense, net                                                  (181,962)
                                                                                   -----------
Net income                                                                           1,478,098

Retained earnings:

    Balance, beginning of year                                                       2,117,223
    Distributions to stockholders                                                     (685,014)
                                                                                   -----------
    Balance, end of year                                                         $   2,910,307
                                                                                   ===========


See accompanying notes to financial statements.

                             AERO SUPPORT USA, INC.

                             STATEMENT OF CASH FLOWS

                      For the year ended December 31, 1996

Cash flows from operating activities:

       Net income                                                                $   1,478,098
                                                                                     ---------
       Adjustments to reconcile net income to net cash provided by operating activities:

            Depreciation and amortization                                              139,193
            Increase in accounts receivable                                         (1,449,427)
            Decrease in inventories                                                  1,041,929
            Increase in prepaid expenses and other assets                               (6,366)
            Decrease in accounts payable                                              (562,122)
            Decrease in accrued expenses                                               (71,701)
                                                                                  ------------

                 Total adjustments                                                    (908,494)
                                                                                  ------------

                 Net cash provided by operating activities                             569,604
                                                                                    ----------

Cash flows from investing activities:

    Expenditures for property and equipment                                            (88,436)
    Decrease in due from stockholder                                                    11,414
                                                                                   -----------

                 Net cash used in investing activities                                 (77,022)
                                                                                   -----------

Cash flows from financing activities:

    Payments of long-term debt                                                         (54,167)
    Borrowings under note payable to bank                                            5,700,000
    Repayments on note payable to bank                                              (5,401,190)
    Distributions to stockholders                                                     (685,014)
                                                                                    ----------

                 Net cash used in financing activities                                (440,371)
                                                                                    ----------

Net increase in cash and cash equivalents                                               52,211

    Cash and cash equivalents, beginning of year                                       198,898
                                                                                    ----------

    Cash and cash equivalents, end of year                                       $     251,109
                                                                                    ==========

Supplemental disclosure of cash flow information:

    Interest paid                                                                $     166,156
                                                                                    ==========

See accompanying notes to financial statements.

                             AERO SUPPORT USA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        (a)  DESCRIPTION OF BUSINESS

              Aero Support USA, Inc. (the "Company") is engaged in the purchasing, refurbishing (through subcontractors), and distribution of turbo-jet engines and turbo-jet engine parts for helicopters and large transport aircraft.

        (b)  REVENUE RECOGNITION

             Revenue is recognized when the product is shipped to the customer, net of an estimated allowance for sales returns.

        (c)  CASH AND CASH EQUIVALENTS

             The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

        (d)  INVENTORIES

             Inventories are stated at the lower of cost or market. Inventories are comprised of individual engines and parts, as well as parts acquired in lots. Cost is determined by using the specific identification method for engines and parts and by applying a cost percentage to parts acquired in lots.

        (e)  PROPERTY AND EQUIPMENT

             Property and equipment are stated at cost.

             Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized straight-line over the shorter of the lease term or estimated useful life of the asset.

        (f)  INCOME TAXES

             The Company is taxed as an S corporation for income tax purposes, whereby the Company's income is reported by the stockholders. Accordingly, no provision has been made for income taxes.

                                                                     (Continued)

                             AERO SUPPORT USA, INC.

                          NOTES TO FINANCIAL STATEMENTS


        (g)  FINANCIAL INSTRUMENTS

             The fair value of financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, note payable to bank and carrying amount of long-term debt approximate fair value due to the short maturities of these instruments.

                                                                     (Continued)

        (h)  USE OF ESTIMATES

             Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

        (i)  ACCOUNTING FOR LONG-LIVED ASSETS

             The Company adopted the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, on January 1, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations or liquidity.

(2)     PROPERTY AND EQUIPMENT, NET

        Property and equipment consist of the following at December 31, 1996:

                                                                                   Estimated
                                                                                 Useful Lives

               Office equipment                                   $    346,892       5 years
               Furniture and fixtures                                  290,313       7 years
               Leasehold improvements                                  414,242      15 years
               Transportation equipment                                 20,541       5 years
                                                                   -----------
                                                                     1,071,988

                   Less accumulated depreciation and
                      amortization                                    (792,045)
                                                                   -----------
                                                                  $    279,943
                                                                   ===========


                                                                    (Continued)

                             AERO SUPPORT USA, INC.

                          NOTES TO FINANCIAL STATEMENTS



(3)     NOTE PAYABLE TO BANK

        The Company has a short-term bank line of credit. The borrowings under this line bear interest at a rate of 1.0 percent above the prevailing prime rate. In addition, in November 1994, the Company entered into a long-term debt agreement with the bank which requires monthly payments of $4,167 plus interest at an annual rate of 10.5 percent through November 1997. Both obligations are collateralized by all of the Company's assets, a mortgage on personal real estate of a stockholder, and are guaranteed by a stockholder. The Company is subject to certain financial restrictions and the maintenance of certain minimum financial amounts and ratios.


                                                                    (Continued)

                             AERO SUPPORT USA, INC.

                         NOTES TO FINANCIAL STATEMENTS

(4)     PROFIT-SHARING PLAN

        The Company has a defined contribution profit-sharing plan covering substantially all full-time employees. Contributions are made at the discretion of the board of directors. Plan expense for the year ended December 31, 1996 was $50,000.

(5)     COMMITMENTS AND CONTINGENCIES

        In October 1996, the Company entered into a noncancelable operating lease for office and warehouse space, which expires in September 2001. The Company also occupies office and warehouse space in a building owned by a stockholder, under a lease which expires December 1998. Minimum rental commitments on noncancelable operating leases at December 31, 1996 are as follows:

                      1997                           $    173,766
                      1998                                158,645
                      1999                                147,600
                      2000                                 15,600
                      2001                                 11,700
                      Thereafter                             -
                                                          -------

                                                     $    507,311
                                                          =======


        Rent expense was approximately $163,000, including real estate taxes and $132,000 to a stockholder, for the year ended December 31, 1996.

        The Company has guaranteed a mortgage on a building owned by a stockholder in which the Company occupies space. The balance at December 31, 1996 was approximately $675,000.

        The Company is involved in various claims and lawsuits incidental to its business. In the opinion of management, these claims and suits in the aggregate will not have a material adverse effect on the Company's results of operations or financial position.

(6)     BUSINESS AND CREDIT CONCENTRATIONS

        The financial instrument which potentially subjects the Company to concentrations of credit risk is accounts receivable. During 1996, one customer accounted for approximately 16 percent of the Company's sales. At December 31, 1996, approximately 47 percent of the Company's accounts receivable, net of allowances, were represented by two customers. The Company performs ongoing credit evaluations of its customers' financial conditions, and generally requires no collateral from its customers. The allowance for doubtful accounts is


                                                                     (Continued)

                             AERO SUPPORT USA, INC.

                          NOTES TO FINANCIAL STATEMENTS


        based on the expected collectibility of all accounts receivable. Consequently, an adverse change in those factors could affect the Company's estimate of its bad debts.

(7)     SUBSEQUENT EVENT (UNAUDITED)

        On September 10, 1997, substantially all of the assets of the Company were acquired by Kellstrom Industries, Inc. ("Kellstrom"). Upon consummation of this acquisition, the Company's existing debt was assumed by Kellstrom and immediately paid. In addition, certain operating leases were cancelled in connection with the acquisition.

                             AERO SUPPORT USA, INC.

                            CONDENSED BALANCE SHEETS

                             June 30, 1997 and 1996
                                   (Unaudited)

                                                                             1997          1996
                                                                             ----          ----
                                Assets
Current assets:

    Cash and cash equivalents                                             $      9,430     200,126
    Accounts  receivable,  net of allowances for doubtful accounts and
       returns of $150,000 and $120,000, respectively                        2,662,281   2,829,493
    Inventories                                                              5,883,899   3,823,052
    Prepaid expenses and other assets                                          190,444     185,302
                                                                            ---------- -----------
            Total current assets                                             8,746,054   7,037,973

Property and equipment, net                                                    329,976     373,542
Other assets                                                                     7,790       7,290
                                                                           ------------  ---------
            Total assets                                                  $  9,083,820   7,418,805
                                                                             =========   =========

                 Liabilities and Stockholders' Equity

Current liabilities:

    Note payable to bank                                                  $  2,600,000   2,000,000
    Current portion of long-term debt                                           86,550      50,000
    Accounts payable and accrued expenses                                    3,688,857   2,633,694
                                                                             ---------   ---------

            Total current liabilities                                        6,375,407   4,683,694

    Long-term debt, less current portion                                       133,333      28,922
                                                                            ---------- -----------

            Total liabilities                                                6,508,740   4,712,616

Stockholders' equity:

    Common stock, par value $.01 per share.  Authorized 1,000 shares,
       issued and outstanding 200 shares                                             2           2
    Additional paid-in capital                                                  80,000      80,000
    Retained earnings                                                        2,495,078   2,626,187
                                                                             ---------   ---------

            Total stockholders' equity                                       2,575,080   2,706,189
                                                                             ---------   ---------

            Total liabilities and stockholders' equity                    $  9,083,820   7,418,805
                                                                             =========   =========


See accompanying notes to unaudited condensed financial statements.

                             AERO SUPPORT USA, INC.

                        CONDENSED STATEMENTS OF EARNINGS

              For the six month periods ended June 30, 1997 and 1996
                                  (Unaudited)


                                                                          1997          1996
                                                                          ----          ----
Net sales                                                           $   10,073,232    9,592,380

Cost of goods sold                                                       7,142,941    6,718,322
                                                                       -----------    ---------

Gross profit                                                             2,930,291    2,874,058

Operating expenses:

    Selling                                                                510,650      400,807
    General and administrative                                           1,873,126    1,528,667
                                                                       -----------    ---------

            Total operating expenses                                     2,383,776    1,929,474
                                                                       -----------    ---------

Operating profit                                                           546,515      944,584
                                                                      ------------   ----------

Other income and expenses:

    Other income                                                               668          881
    Other expenses                                                        (142,412)    (133,987)
                                                                     -------------   ----------

            Total other expense, net                                      (141,744)    (133,106)
                                                                      ------------   ----------

Net income                                                          $      404,771      811,478
                                                                      ============   ==========


See accompanying notes to unaudited condensed financial statements.

                             AERO SUPPORT USA, INC.

                       CONDENSED STATEMENTS OF CASH FLOWS

             For the six month periods ended June 30, 1997 and 1996
                                 (Unaudited)

                                                                                1997         1996
                                                                                ----         ----
Cash flows from operating activities:

    Net income                                                             $    404,771      811,478
                                                                             ----------   ----------
    Adjustments to reconcile net income to net cash used in operating activities:
         Depreciation and amortization                                          169,648       37,501
         (Increase) decrease in:
            Accounts receivable, net                                            325,917   (1,290,722)
            Inventories                                                        (917,562)   2,185,214
            Prepaid expenses and other assets                                   (82,172)     (71,482)
            Accounts payable and accrued expenses                               (72,728)  (1,761,715)
                                                                            -----------    ---------

                 Total adjustments                                             (576,897)    (901,204)
                                                                             ----------  -----------

                 Net cash used in operating activities                         (172,126)     (89,726)
                                                                             ----------  -----------

Cash flows from investing activities:

    Expenditures for property and equipment                                    (219,681)     (80,343)
                                                                             ----------  -----------

                 Net cash used in investing activities                         (219,681)     (80,343)
                                                                             ----------  -----------

Cash flows from financing activities:
    Payments of long-term debt                                                     -         (25,000)
    Net change in short-term borrowings                                         970,128      498,811
    Distributions to stockholders                                              (820,000)    (302,514)
                                                                             ----------   ----------

                 Net cash provided by financing activities                      150,128      171,297
                                                                             ----------   ----------

Net (decrease) increase in cash                                                (241,679)       1,228

Cash and cash equivalents, beginning of year                                    251,109      198,898
                                                                             ----------   ----------
Cash and cash equivalents, end of period                                           9,430     200,126
Supplemental disclosure of cash flow information:
   Interest paid                                                            $    137,271     117.289
                                                                            ============  ==========



See accompanying notes to unaudited condensed financial statements.

                             AERO SUPPORT USA, INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                             June 30, 1997 and 1996

(1)     BASIS OF PRESENTATION

        The accompanying condensed financial statements have been prepared by the Company without audit, pursuant to generally accepted accounting principles. Certain information and footnote disclosures, normally included in financial statements prepared in accordance with generally accepted accounting principles, have been condensed or omitted. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 1996 financial statements.

        In the opinion of management of the Company, the condensed financial statements reflect all adjustments (which consist only of normal recurring adjustments) necessary to present fairly the condensed financial position of Aero Support USA, Inc. as of June 30, 1997 and 1996, and the condensed results of earnings for the six month periods ended June 30, 1997 and 1996 and the condensed statements of cash flows for the six month periods ended June 30, 1997 and 1996. The results of operations for such interim periods are not necessarily indicative of the results for the full year.

(2)     ACQUISITION

        On September 10, 1997, substantially all of the assets of the Company were acquired by Kellstrom Industries, Inc. ("Kellstrom"). Upon consummation of this acquisition, the Company's existing debt was assumed by Kellstrom and immediately paid.

                         KELLSTROM INDUSTRIES INC.
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                               (Unaudited)




                                                                  YEAR ENDED
                                                               DECEMBER 31, 1996
                                                                   PRO FORMA
                                                                   COMBINED
                                                             ---------------------

Net revenues                                                   $       64,588,918

Cost of goods sold                                                    (42,748,920)
Selling, general and administrative expenses                           (8,243,017)

Depreciation and amortization                                          (2,989,380)
                                                             ---------------------

    Operating income                                           $       10,607,601


Interest expense, net of interest income                               (4,543,090)
                                                             ---------------------

    Income before income taxes                                 $        6,064,511

Income tax expense                                                     (2,158,359)
                                                             ---------------------

    Net income                                                 $        3,906,152
                                                             ---------------------
                                                             ---------------------

    Net income per share                                       $             0.48
                                                             ---------------------
                                                             ---------------------

Weighted average number of common shares outstanding                    8,076,865
                                                             ---------------------
                                                             ---------------------

See accompanying notes to unaudited pro forma consolidated condensed statement of earnings

                           KELLSTROM INDUSTRIES, INC.
        PRO FORMA CONSOLIDATED COMBINED CONDENSED STATEMENT OF EARNINGS
                                (Unaudited)

                                                                      YEAR ENDED DECEMBER 31, 1996
                                              -----------------------------------------------------------------------------
                                                      HISTORICAL
                                              --------------------------       AERO          PRO FORMA         PRO FORMA
                                               KELLSTROM        IASI          SUPPORT      ADJUSTMENTS(A)    ADJUSTMENTS(B)
                                              -----------    -----------    -----------    --------------    --------------

Net revenues                                  $24,921,587    $22,863,747     17,297,718     $   (494,134)
Cost of goods sold                            (16,235,159)   (15,083,516)   (11,797,863)         367,618
Selling, general and administrative expenses   (3,491,457)    (1,744,434)    (3,700,602)         693,476
Depreciation and amortization                    (441,854)      (937,716)      (139,193)          23,952          (875,928)
                                                                                                (690,068)           71,427
                                              -----------    -----------    -----------    --------------    --------------
Operating income                              $ 4,753,117    $ 5,098,081    $ 1,660,060     $    (99,156)     $   (804,501)
Interest expense, net of interest income         (644,527)    (1,023,141)      (181,962)         942,515           182,918
                                                                                              (2,521,555)       (1,297,338)
Expenses related to sale of business                   --      (234,866)                         234,866
                                              -----------    -----------    -----------    --------------    --------------
    Income before income taxes                $ 4,108,590    $ 3,840,074    $ 1,478,098     $ (1,443,330)     $ (1,918,921)
Income tax expense                             (1,462,247)        (3,075)             0         (849,926)          156,889
                                              -----------    -----------    -----------    --------------    --------------
    Net income                                $ 2,646,343    $ 3,836,999    $ 1,478,098     $ (2,293,256)     $ (1,762,032)
                                              -----------    -----------    -----------    --------------    --------------
                                              -----------    -----------    -----------    --------------    --------------
    Net income per share                      $      0.45
                                              -----------
                                              -----------

Weighted average number of common shares
  outstanding                                   8,147,455
                                              -----------
                                              -----------


                                               PRO FORMA
                                               COMBINED
                                              -----------
Net revenues                                  $64,588,918
Cost of goods sold                            (42,748,920)
Selling, general and administrative expenses   (8,243,017)
Depreciation and amortization                  (2,989,380)

                                              -----------
Operating income                              $10,607,601
Interest expense, net of interest income       (4,543,090)
Expenses related to sale of business              --
                                              -----------
    Income before income taxes                $ 6,064,511
Income tax expense                             (2,158,359)
                                              -----------
    Net income                                $ 3,906,152
                                              -----------
                                              -----------
    Net income per share                              .48
                                              -----------
                                              -----------

Weighted average number of common shares
  outstanding                                   8,076,865
                                              -----------
                                              -----------

See accompanying notes to unaudited pro forma consolidated condensed statement of earnings

                           KELLSTROM INDUSTRIES, INC.
         NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                   (Unaudited)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

(A) For purposes of presenting the pro forma consolidated condensed statement of earnings, the following adjustments have been made for the IASI acquisition:

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1996
                                                                                                      ------------

Increase (decrease) in income:
Decrease in net revenues from inter-company sales                                                     $  (494,134)
Decrease in cost of goods sold from inter-company sales                                                   367,618
Decrease in IASI selling, general and administrative expenses due to elimination of pension plan
  and bonus program and consolidation of functions                                                        693,476
Elimination of IASI goodwill related to IASI acquisition                                                   23,952
Amortization of goodwill related to acquisition                                                          (690,068)
Reduction of bank interest expense -- exercise of warrants                                                942,515
Interest expense on IASI acquisition debt                                                              (2,521,555)
Elimination of expenses related to the sale of IASI                                                       234,866
                                                                                                      -----------
To adjust pro forma tax provision to 37.5% of income before taxes                                     $(1,443,330)
     Net adjustment                                                                                      (849,926)
                                                                                                      -----------
                                                                                                      $(2,293,256)
                                                                                                      -----------
                                                                                                      -----------

                           KELLSTROM INDUSTRIES, INC.
        NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                               (Unaudited)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(B) For purposes of presenting the pro forma consolidated condensed statement of earnings, the following adjustments have been made for the Aero
Support acquisition:


                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1996
                                                                                                      ------------

Increase (decrease) in income:
Amortization of goodwill and noncompete agreement related to Aero Support acquisition                 $  (875,928)
Elimination of Leasehold amortization expense on assets not acquired                                       71,427
Reduction of interest expense due to pay-off of debt on Aero Support line of credit                       182,918
Interest expense on Aero Support acquisition debt and debt incurred to repay
  existing Aero Support line of credit                                                                 (1,297,338)
                                                                                                      -----------
To adjust pro forma tax provision to 37.5% of income before taxes                                     $(1,918,921)
     Net adjustment                                                                                       156,889
                                                                                                      -----------
                                                                                                      $(1,762,032)
                                                                                                      -----------
                                                                                                      -----------

                           KELLSTROM INDUSTRIES, INC.
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 June 30, 1997
                                  (Unaudited)

                                     Assets


Current Assets:
      Cash and cash equivalents                                            $   3,909,400
      Trade receivables, net of allowance for returns and
         doubtful accounts of $329,851                                        10,310,767
      Inventories                                                             49,788,772
      Prepaid expenses and other current assets                                2,022,811
      Investment in securities                                                   729,286
                                                                           -------------

             Total current assets                                          $  66,761,036








Property, plant and equipment, net                                             2,786,766
Intangible assets, net                                                        31,494,986
Other assets                                                                   3,229,608
                                                                           -------------

             Total Assets                                                  $ 104,272,396
                                                                           =============







                               Liabilities and Equity

Current Liabilities:
      Short-term notes payable                                             $  34,427,816
      Current maturities of long-term debt and capital lease obligations         123,402
      Accounts payable                                                         4,838,859
      Accrued expenses                                                         3,070,134
      Deferred tax liability                                                      71,990
      Income taxes payable                                                       489,959
                                                                           -------------

             Total current liabilities                                     $  43,022,160


Long-term debt and capital lease obligations, less current maturities         16,015,245

                                                                           -------------

             Total Liabilities                                             $  59,037,405




Stockholders' Equity:


      Common stock, $ .001 par value; 20,000,000 shares authorized;
             7,481,818 shares issued and outstanding                               7,852
      Additional paid-in capital                                              38,845,031
      Retained earnings                                                        6,613,224
      Unrealized loss on investment securities, net                             (231,116)
                                                                           -------------

             Total Stockholders' Equity                                    $  45,234,991
                                                                           -------------

             Total Liabilities and Stockholders' Equity                    $ 104,272,396
                                                                           =============

        See accompanying notes to the unaudited pro forma consolidated condensed financial statements

                           KELLSTROM INDUSTRIES, INC.
             PRO FORMA CONSOLIDATED COMBINED CONDENSED BALANCE SHEET
                                  June 30, 1997
                                   (Unaudited)



                                                                                           AERO           PRO FORMA       PRO FORMA
                                                                          KELLSTROM       SUPPORT      ADJUSTMENTS (A)    COMBINED
                                                                         ------------------------      ---------------   -----------
                          Assets
Current Assets:
      Cash and cash equivalents                                           $ 3,899,970          9,430                  $   3,909,400
      Trade receivables, net of allowance for returns and                   7,648,486      2,662,281                     10,310,767
         doubtful accounts of $179,851 for Kellstrom
         and $150,000 for AERO Support
      Inventories                                                          43,904,873      5,883,899                     49,788,772
      Prepaid expenses and other current assets                             1,835,643        190,444         (3,276)      2,022,811
      Investment in securities                                                729,286                                       729,286

                                                                         ------------   ------------   ------------    ------------

             Total current assets                                         $58,018,258    $ 8,746,054    $    (3,276)   $ 66,761,036


Property, plant and equipment, net                                          3,056,993        329,976       (567,426)      2,786,766
                                                                                                            (32,777)
Intangible assets, net                                                     17,216,432                    13,198,554      31,494,986
                                                                                                          1,080,000
Other assets                                                                3,221,818          7,790                      3,229,608
                                                                         ------------   ------------   ------------    ------------

             Total Assets                                                 $81,513,501      9,083,820    $13,675,075    $104,272,396
                                                                         ============   ============   ============    ============


                  Liabilities and Equity

Current Liabilities:
      Short-term notes payable                                            $16,137,836      2,600,000    $14,899,021    $ 34,427,816
                                                                                                            790,959
      Current maturities of long-term debt and capital lease obligations      123,402         86,550        (86,550)        123,402
      Accounts payable                                                      1,605,537      3,233,322                      4,838,859
      Accrued expenses                                                      2,514,599        455,535        100,000       3,070,134
      Income taxes payable                                                    489,959                                       489,959
      Deferred tax liability                                                   71,990                                        71,990

                                                                         ------------   ------------   ------------    ------------

             Total current liabilities                                    $20,943,323    $ 6,375,407    $15,703,430    $ 43,022,160

Long-term debt and capital lease obligations, less current maturities      16,015,245        133,333       (133,333)     16,015,245


                                                                         ------------   ------------   ------------    ------------

             Total Liabilities                                            $36,958,568      6,508,740    $15,570,097    $ 59,037,405


Equity:
      Common stock, $ .001 par value; 20,000,000 shares authorized;
             7,852,081 shares issued and outstanding                            7,852              2             (2)          7,852
      Additional paid-in capital                                           38,164,973         80,000        680,058      38,845,031
                                                                                                            (80,000)
      Retained earnings                                                     6,613,224      2,495,078     (2,495,078)      6,613,224
      Unrealized loss on investment securities, net                   (231,116)                                            (231,116)
                                                                         ------------   ------------   ------------    ------------

             Total Equity                                                 $44,554,933      2,575,080    $(1,895,022)   $ 45,234,991
                                                                         ------------   ------------   ------------    ------------

             Total Liabilities and Equity                                 $81,513,501      9,083,820    $13,675,075    $104,272,396
                                                                         ============   ============   ============    ============

        See accompanying notes to the unaudited pro forma consolidated condensed financial statements

                           KELLSTROM INDUSTRIES, INC.
             NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                   (Unaudited)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(A) For purposes of presenting the pro forma consolidated condensed balance sheet, the following adjustments have been made:


                                                                  June 3O, 1997
                                                                  -------------
Elimination of leasehold improvements                                (567,426)
Elimination of debt associated with leasehold improvements            (86,550)
Acquisition of contingency reserve                                    100,000
Excess of Purchase Price over Fair Value of Net Assets Acquired    13,198,554
Non-Compete Agreement                                               1,080,000
Additional paid-in capital from warrants issued                       680,058
Elimination of AERO Support contributed capital                       (80,000)
Elimination of AERO Support accumulated eamings                    (2,495,078)
Elimination of prepaid deposits                                        (3,276)
Elimination of fixed assets                                           (32,777)
Increase in Line of Credit                                         14,899,021
Elimination of common stock                                                (2)
Acquisition related expenses                                          790,959
Elimination of debt not assumed                                      (133,333)

                             KELLSTROM INDUSTRIES, INC.
               PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                  (Unaudited)

                                                                  Six months Ended
                                                                   June 30, 1997
                                                                     Pro Forma
                                                                      Combined
                                                                --------------------
Net revenues                                                   $       44,489,215

 Cost of goods sold                                                   (29,677,565)
 Selling, general and administrative expenses                          (5,898,897)
 Depreciation and amortization                                         (1,132,888)
                                                               ------------------
 Operating income                                              $        7,779,865
 Interest expense, net of interest income                              (2,553,734)
                                                               ------------------
 Income before income taxes                                    $        5,226,131
 Income tax expense                                                    (1,941,508)
                                                               ------------------
 Net income                                                    $        3,284,623
                                                               ==================

 Net income per share                                          $              .37
                                                               ==================

 Weighted average number of common shares outstanding                   8,831,149
                                                               ==================




               See accompanying notes to unaudited pro forma consolidated condensed statement of earnings

                           KELLSTROM INDUSTRIES, INC.
         PRO FORMA CONSOLIDATED COMBINED CONDENSED STATEMENT OF EARNNGS
                                   (Unaudited)

                                                       Six Months Ended June 30, 1997
                                                   ---------------------------------------
                                             HISTORICAL         AERO        PRO FORMA       PRO FORMA
                                             KELLSTROM         Support    ADJUSTMENTS(A)     COMBINED
                                             -------------------------    --------------    ----------
 Net revenues                               $34,415,983     10,073,232                     $44,489,215
 Cost of goods sold                         (22,534,624)    (7,142,941)                    (29,677,565)
 Selling, general and administrative
   expenses                                  (3,684,769)    (2,214,128)                     (5,898,897)
 Depreciation and amortization                 (640,158)      (169,648)      (437,964)      (1,132,888)
                                                                              114,882

                                             ----------      ---------        -------       ----------
 Operating income                           $ 7,556,432      $ 546,515       (323,082)     $ 7,779,865
 Interest expense, net of interest income    (1,827,622)      (141,744)       142,412       (2,553,734)
                                                                             (726,780)
                                             ----------      ---------        -------       ----------

 Income before income taxes                 $ 5,726,810      $ 404,771      $(907,450)     $ 5,226,131
 Income taxes                                (2,128,228)             0        186,720       (1,941,508)
                                             ----------      ---------        -------       ----------

 Net income                                 $ 3,600,582      $ 404,771      $(720,730)     $ 3,284,623
                                            ===========      =========      =========      ===========
 Net income per share                       $      0.42                                            .37
                                            ===========                                    ===========
 Weighted average number of common
  shares outstanding                          9,208,297                                      8,831,149
                                            ===========                                    ===========



                 See accompanying notes to unaudited pro forma consolidated condensed statement of earnings

                           KELLSTROM INDUSTRIES, INC.
         NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                   (Unaudited)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(A) For purposes of presenting the pro forma consolidated condensed statement of earnings, the following adjustments have been made:


                                                                              Six months ended
                                                                                June 30, 1997
                                                                              ----------------
Increase (decrease) in income:

Amortization of goodwill and noncompete agreement related to Aero Support
  acquisition                                                                    $ (437,964)
Elimination of leasehold amortization expense on assets not acquired                114,882
Reduction of interest expense due to pey-off of debt on Aero Support
  line of credit                                                                    142,412
Interest expense on acquisition debt and debt incurred to repay existing
  Aero Support line of credit                                                      (726,780)
                                                                                   --------
                                                                                 $ (907,450)
 To adjust proforma tax provision to 37.5% of income before taxes                   186,720
                                                                                   --------
 Net adjustment                                                                  $ (720,730)
                                                                                   ========

                           KELLSTROM INDUSTRIES, INC.

             PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                                   (Unaudited)

                                                                              Nine Months Ended

                                                               September 30, 1997         September 30, 1996
                                                                   Pro Forma                  Pro Forma
                                                                   Combined                   Combined

Net revenues                                                $        67,992,136        $        48,456,038

Cost of goods sold                                                  (44,312,903)               (31,214,556)

Selling, general and administrative expenses                         (9,230,093)                (6,551,474)
Depreciation and amortization                                        (1,488,795)                (1,810,661)
                                                            -------------------        -------------------
    Operating income                                        $        12,960,345        $         8,879,347

Interest expense, net of interest income                             (3,659,776)                (3,289,903)
                                                            -------------------        -------------------
    Income before income taxes                              $         9,300,569        $         5,589,444

Income tax expense                                                   (3,487,713)                (2,096,041)
                                                            -------------------        -------------------
    Net income                                              $         5,812,856                  3,493,403
                                                            ===================        ===================
    Net income per share                                    $              0.65        $              0.41
                                                            ===================        ===================
Weighted average number of common shares outstanding                  8,953,824                  8,721,360
                                                            ===================        ===================


See accompanying notes to unaudited pro forma consolidated condensed statements of earnings

                           KELLSTROM INDUSTRIES, INC.
         PRO FORMA CONSOLIDATED COMBINED CONDENSED STATEMENT OF EARNINGS

                                   (Unaudited)

                                                                Nine Months Ended September 30, 1997
                                                        --------------------------------------------------
                                                                   HISTORICAL             PRO FORMA        PRO FORMA
                                                         KELLSTROM      AERO SUPPORT     ADJUSTMENTS       COMBINED
 Net revenues                                           $54,768,424     $ 14,942,734    $ (1,719,022)    $  67,992,136
 Cost of goods sold                                     (35,655,889)      (9,640,013)        982,999       (44,312,903)
 Selling, general and administrative expenses            (5,995,448)      (3,414,461)        179,816        (9,230,093)
 Depreciation and amortization                             (985,540)         (61,098)          4,167        (1,488,795)
                                                                                            (604,760)
                                                                                             158,436
                                                           --------          -------       ---------        ----------

 Operating income                                       $12,131,547     $  1,827,162    $   (998,364)    $  12,960,345

 Interest expense, net of interest income                (2,662,138)        (208,063)            840        (3,659,776)
                                                                                             208,063
                                                                                            (998,478)
                                                          ----------         -------         -------       ----------
 Income before income taxes                             $  9,469,409    $  1,619,099    $ (1,787,939)    $  9,300,569
 Income tax expense                                       (3,542,175)              0          54,462       (3,487,713)
                                                          ----------         -------         -------       ----------
 Net income                                             $  5,927,234    $  1,619,099    $ (1,733,477)    $  5,812,856
                                                        ============    ============      ==========     ============
 Net income per share                                   $       0.67                                     $       0.65
                                                        ============                                     ============
 Weighted average number of common shares outstanding      9,238,851                                        8,953,824
                                                           =========                                        =========


See accompanying notes to unaudited pro forma consolidated condensed statements of earnings

                           KELLSTROM INDUSTRIES, INC.
        NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                                   (Unaudited)

   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

   (A) For purposes of presenting the pro forma consolidated condensed statement of earnings, the following adjustments have been made:

                                                                                Nine Months Ended
                                                                               September 30, 1997

Increase (decrease) to income:
Reversal of Aero Support net revenues for the period September 10, 1997
  to September 30, 1997                                                         $(1,719,022)
Reversal of Aero Support cost of goods sold for the period
  September 10, 1997 to September 30, 1997                                          982,999
Reversal of Aero Support selling, general and administrative expenses for the
  period September 10, 1997 to September 30, 1997                                   179,816
Reversal of Aero Support depreciation for the period September 10, 1997 to
  September 30, 1997                                                                  4,167
Amortization of goodwill and noncompete agreement related to Aero Support
  acquisition                                                                      (604,760)
Elimination of leasehold amortization expense for assets not acquired               158,436
Reversal of Aero Support interest expense for the period September 10,1997 to
  September 30, 1997                                                                    840
Reduction of interest expense due to pay-off of debt on Aero Support line of
  credit                                                                            208,063
Interest expense on acquisition debt and debt incurred to repay existing Aero
  Support line of credit                                                           (998,478)
                                                                                   --------
                                                                               $ (1,787,939)
  To adjust pro forma tax provision to 37.5% of income before taxes                  54,462
                                                                                    -------
  Net Adjustment                                                               $ (1,733,477)
                                                                               ============

                           KELLSTROM INDUSTRIES, INC.
         PRO FORMA CONSOLIDATED COMBINED CONDENSED STATEMENT OF EARNINGS
                                   (Unaudited)


                                                Nine Months Ended September 30, 1996
                               ----------------------------------------------------------------------------------------------
                                              HISTORICAL                        PRO FORMA        PROFORMA        PRO FORMA
                               KELLSTROM         IASI       AERO SUPPORT     ADJUSTMENTS(A)   ADJUSTMENTS(B)     COMBINED
                               ----------------------------------------------------------------------------------------------
 Net revenues                  $17,650,915     $18,279,161   12,848,867     $ (322,905)                         $48,456,038
 Cost of goods sold            (11,124,932)    (10,636,027)  (9,053,255)       248,588                          (31,214,556)
                                                                              (648,930)
                                                                              --------
 Selling, general and
   administrative expenses      (2,393,222)     (1,998,456)  (2,679,903)       520,107                           (6,551,474)
 Depreciation and amortization    (526,231)       (686,930)     (56,250)      (533,234)           (656,946)      (1,810,661)
                                                                               648,930


                               -----------     -----------    ---------     ----------            ---------     -----------
 Operating income              $ 3,606,530     $ 4,957,748    1,059,459     $  (87,444)            (656,946)      8,879,347
 Interest expense, net of
 interest income                  (424,613)       (795,219)    (162,589)    (1,946,431)                          (3,289,903)
                                                                                                    162,589
                                                                               787,266
                                                                                                   (910,906)
                               -----------     -----------    ---------     ----------            ---------     -----------

 Income before income taxes    $ 3,181,917     $ 4,162,529      896.870    $(1,246,609)          (1,405,263)     $5,589,444
 Income tax expense             (1,174,667)              0            0     (1,081,533)             160,159      (2,096,041)
                                 ---------     -----------      -------     ----------              -------      ----------
 Net income                    $ 2,007,250     $ 4,162,529      896,870    $(2,328,142)          (1,245,104)    $ 3,493,403
                               ===========     ===========      =======    ===========            ==========     ===========
 Net Income per share          $      0.34                                                                      $      0.41
                               ===========                                                                       ==========
 Weighted average number
  of common shares outstanding   8,050,454                                                                        8,721,360
                                 =========                                                                        =========

See accompanying notes to unaudited pro forma consolidated condensed statements of earnings


                           KELLSTROM INDUSTRIES, INC.
        NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                                   (Unaudited)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(A) For purposes of presenting the pro forma consolidated condensed statement of earnings, the following adjustments have been made for the IASI acquisition:




                                                                                              Nine Months Ended
                                                                                             September 30, 1996
                                                                                             -------------------
Increase (decrease) to income:

Decrease in net revenues due to intercompany sales                                          $        (322,905)
Decrease in cost of goods sold due to intercompany sales                                              248,588
Reclassification entry to conform with current Kellstrom presentation                                (648,930)
Decrease in IASI selling, general and administrative expenses due to the elimination
   of pension plan, bonus program and overall consolidation of functions                              520,107
Amortization of goodwill related to IASI acquisition                                                 (533,234)
Reclassification entry to conform with current Kellstrom presentation                                 648,930
Interest expense on IASI acquisition debt                                                          (1,946,431)
Reduction of bank interest expense - exercise of warrants                                             787,266
                                                                                             -----------------
                                                                                            $      (1,246,609)
To adjust proforma tax provision to 37.5% of income before taxes                                   (1,081,533)
                                                                                             -----------------
   Net Adjustment                                                                           $      (2,328,142)
                                                                                             =================

                           KELLSTROM INDUSTRIES, INC.
        NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                                   (Unaudited)



NOTES TO UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(B) For purposes of presenting the pro forma consolidated condensed statement of earnings, the following adjustments have been made for the Aero Support acquisition:



                                                                                                   Nine Months Ended
                                                                                                  September 30, 1996
                                                                                                  ------------------


Increase (decrease) to income:

Amortization of goodwill and noncompete agreement related to Aero Support acquisition             $        (656,946)
Reduction of interest expense due to pay-off of debt on Aero Support line of credit                         162,589
Interest expense on Aero Support acquisition debt and debt incurred to repay existing
  Aero Support line of credit                                                                              (910,906)
                                                                                                    ----------------


                                                                                                  $      (1,405,263)

To adjust pro forma tax provision to 37.5% of income before taxes                                           160,159
                                                                                                    ----------------
   Net Adjustment                                                                                  $     (1,245,104)
                                                                                                    ================